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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 10, 2007

                              LAWSON SOFTWARE, INC.
             (Exact name of registrant as specified in its charter)

                        Commission File Number: 000-51942


                 Delaware                                20-3469219
    (State or other jurisdiction of                    (I.R.S. Employer
     incorporation or organization)                 Identification Number)


    380 St. Peter Street, St. Paul, Minnesota             55102-1302
     (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code: (651) 767-7000

   Former name or former address, if changed since last report: Not applicable

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      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2b under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 8.01.  Other Events.

On September 10, 2007, we issued the attached press release announcing the appointment of Eduardo Sanchez as executive vice president of global sales.


Item 9.01. Financial Statements and Exhibits.

(c)    Exhibits.

       99.1    Press Release


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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Lawson Software, Inc.

Date: September 10, 2007             By: /s/ STEFAN B. SCHULZ
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                                     Stefan B. Schulz
                                     Senior Vice President and Global Controller
                                     (Principal Accounting Officer)


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                                  Exhibit Index

99.1     Press Release dated September 10, 2007.